                                                                   EXHIBIT 10.6


                           INTROGEN THERAPEUTICS, INC.

                            SERIES B PREFERRED STOCK

                               PURCHASE AGREEMENT


                               301 Congress Avenue
                                   Suite 2025
                               Austin, Texas 78701






                                 October 7, 1994













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                                TABLE OF CONTENTS

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
 1.       Purchase and Sale of Stock..................................................................................1

          1.1         Authorization...................................................................................1
          1.2         Sales of Preferred..............................................................................1
          1.3         Seven Closings..................................................................................1

 2.       Closing Dates; Delivery.....................................................................................2

          2.1         First Closing Date..............................................................................2
          2.2         Second Closing Date.............................................................................2
          2.3         Third Closing Date..............................................................................2
          2.4         Fourth Closing Date.............................................................................2
          2.5         Fifth Closing Date..............................................................................3
          2.6         Sixth Closing Date..............................................................................3
          2.7         Seventh Closing Date............................................................................3
          2.8         Delivery........................................................................................4

 3.       Representations and Warranties of the Company...............................................................4

          3.1         Organization, Good Standing and Qualification...................................................4
          3.2         Capitalization..................................................................................4
          3.3         Subsidiaries....................................................................................5
          3.4         Authorization...................................................................................5
          3.5         Valid Issuance of Preferred and Common Stock....................................................5
          3.6         Liabilities.....................................................................................6
          3.7         Governmental Consents...........................................................................6
          3.8         Litigation......................................................................................6
          3.9         Employees.......................................................................................6
          3.10        Patents and Trademarks..........................................................................7
          3.11        Compliance with Other Instruments...............................................................7
          3.12        Agreements; Action..............................................................................8
          3.13        Disclosure......................................................................................8
          3.14        Registration Rights.............................................................................8
          3.15        Title to Property and Assets....................................................................9
          3.16        Financial Statements............................................................................9
          3.17        Employee Benefit Plans..........................................................................9
          3.18        Tax Returns, Payments and Elections.............................................................9
          3.19        Insurance......................................................................................10
          3.20        Labor Agreements and Actions...................................................................10
          3.21        Real Property Holding Corporation..............................................................10
          3.22        Offering.......................................................................................10




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
 4.       Representations and Warranties of the Investor.............................................................11

          4.1         Authorization..................................................................................11
          4.2         Purchase Entirely for Own Account..............................................................11
          4.3         Disclosure of Information......................................................................11
          4.4         Investment Experience..........................................................................11
          4.5         Restricted Securities..........................................................................11
          4.6         Further Limitations on Disposition.............................................................12
          4.7         Legends........................................................................................12

5.        Conditions to First Closing of Investor....................................................................13

          5.1         Representations and Warranties Correct.........................................................13
          5.2         Covenants......................................................................................13
          5.3         Compliance Certificate.........................................................................13
          5.4         Blue Sky.......................................................................................13
          5.5         Restated Certificate...........................................................................13
          5.6         Directors......................................................................................13
          5.7         Collaboration Agreements.......................................................................13

 6.       Conditions to First Closing of Company.....................................................................13

          6.1         Representations................................................................................14
          6.2         Blue Sky.......................................................................................14
          6.3         Restated Certificate...........................................................................14

 7.       Conditions to Second Closing of Investor...................................................................14

          7.1         [*]............................................................................................14
          7.2         Representations and Warranties.................................................................14
          7.3         Covenants......................................................................................14
          7.4         Compliance Certificate.........................................................................14
          7.5         Collaboration Agreements.......................................................................14
          7.6         Blue Sky.......................................................................................14

 8.       Conditions to Second Closing of Company....................................................................15

          8.1         Representations................................................................................15
          8.2         Blue Sky.......................................................................................15
          8.3         Collaboration Agreements.......................................................................15

 9.       Conditions to Third Closing of Investors...................................................................15

          9.1         [*]............................................................................................15
          9.2         Representations and Warranties.................................................................15
          9.3         Covenants......................................................................................15



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                                TABLE OF CONTENTS
                                   (continued)

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
          9.4         Compliance Certificate.........................................................................15
          9.5         Blue Sky.......................................................................................16
          9.6         Collaboration Agreements.......................................................................16

 10.      Conditions to Third Closing of Company.....................................................................16

          10.1        Representations................................................................................16
          10.2        Blue Sky.......................................................................................16
          10.3        Collaboration Agreements.......................................................................16

 11.      Conditions to Fourth Closing of Investor...................................................................16

          11.1        [*]............................................................................................16
          11.2        Representations and Warranties.................................................................16
          11.3        Covenants......................................................................................16
          11.4        Compliance Certificate.........................................................................17
          11.5        Blue Sky.......................................................................................17
          11.6        Collaboration Agreements.......................................................................17

 12.      Conditions to Fourth Closing of Company....................................................................17

          12.1        Representations................................................................................17
          12.2        Blue Sky.......................................................................................17
          12.3        Collaboration Agreements.......................................................................17

 13.      Conditions to Fifth Closing of Investor....................................................................17

          13.1        [*]............................................................................................17
          13.2        Representations and Warranties.................................................................17
          13.3        Covenants......................................................................................18
          13.4        Compliance Certificate.........................................................................18
          13.5        Blue Sky.......................................................................................18
          13.6        Collaboration Agreements.......................................................................18

 14.      Conditions to Fifth Closing of Company.....................................................................18

          14.1        Representations................................................................................18
          14.2        Blue Sky.......................................................................................18
          14.3        Collaboration Agreements.......................................................................18




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                                TABLE OF CONTENTS
                                   (continued)

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
 15.      Conditions to Sixth Closing of Investor....................................................................18

          15.1        [*]............................................................................................18
          15.2        Representations and Warranties.................................................................19
          15.3        Covenants......................................................................................19
          15.4        Compliance Certificate.........................................................................19
          15.5        Blue Sky.......................................................................................19
          15.6        Collaboration Agreements.......................................................................19

 16.      Conditions to Sixth Closing of Company.....................................................................19

          16.1        Representations................................................................................19
          16.2        Blue Sky.......................................................................................19
          16.3        Collaboration Agreements.......................................................................19

 17.      Conditions to Seventh Closing of Investor..................................................................20

          17.1        [*]............................................................................................20
          17.2        Representations and Warranties.................................................................20
          17.3        Covenants......................................................................................20
          17.4        Compliance Certificate.........................................................................20
          17.5        Blue Sky.......................................................................................20
          17.6        Collaboration Agreements.......................................................................20

 18.      Conditions to Seventh Closing of Company...................................................................20

          18.1        Representations................................................................................20
          18.2        Blue Sky.......................................................................................20
          18.3        Collaboration Agreements.......................................................................21

 19.      Additional Covenants and Restrictions Regarding
          the Purchase of Series B Preferred.........................................................................21

          19.1        Purchase Price Adjustment......................................................................21
          19.2        Acceleration of Purchases Upon a Public Offering...............................................21
          19.3        [*]............................................................................................22
          19.4        Purchase of Common Stock.......................................................................22
          19.5        Standstill Agreement...........................................................................22




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                                TABLE OF CONTENTS
                                   (continued)

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
 20.      Registration Rights........................................................................................22

          20.1        Definitions....................................................................................22
          20.2        Request for Registration.......................................................................23
          20.3        Company Registration...........................................................................25
          20.4        Obligations of the Company.....................................................................26
          20.5        Furnish Information............................................................................27
          20.6        Expenses of Demand Registration................................................................27
          20.7        Expenses of Company Registration...............................................................28
          20.8        Underwriting Requirements......................................................................28
          20.9        Delay of Registration..........................................................................29
          20.10       Indemnification................................................................................29
          20.11       Reports Under Securities Exchange Act of 1934..................................................31
          20.12       Form S-3 Registration..........................................................................32
          20.13       Assignment of Registration Rights..............................................................33
          20.14       Limitations on Subsequent Registration Rights..................................................33
          20.15       "Market Stand-Off" Agreement...................................................................34
          20.16       Amendment of Registration Rights
                      and Information Rights.........................................................................34
          20.17       Termination of Registration Rights.............................................................35

 21.      Covenants of the Company...................................................................................35

          21.1        Delivery of Financial Statements...............................................................35
          21.2        Assignment of Rights to Financial Information..................................................35
          21.3        Termination of Covenants.......................................................................36

 22.      Investor's Right of First Refusal..........................................................................36

          22.1        Right of First Refusal.........................................................................36

 23.      Investor's Board Representation............................................................................37

          23.1        Amendment to Certificate of Incorporation......................................................37
          23.2        Scientific Advisory Board......................................................................38
          23.3        Post Conversion................................................................................38

 24.      Miscellaneous..............................................................................................38

          24.1        Survival of Warranties.........................................................................38
          24.2        Successors and Assigns.........................................................................38
          24.3        Governing Law..................................................................................38



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                                TABLE OF CONTENTS
                                   (continued)

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
          24.4        Counterparts...................................................................................38
          24.5        Titles and Subtitles...........................................................................38
          24.6        Notices........................................................................................39
          24.7        Finder's Fee...................................................................................39
          24.8        Expenses.......................................................................................39
          24.9        Amendments and Waivers.........................................................................39
          24.10       Severability...................................................................................39
          24.11       Aggregation of Stock...........................................................................40


EXHIBITS

          A           Restated Certificate of Incorporation
          B           Schedule of Purchases
          C           Schedule of Exceptions
          D-1         Compliance Certificate for the First Closing
          D-2         Compliance Certificate for the Second Closing
          D-3         Compliance Certificate for the Third Closing
          D-4         Compliance Certificate for the Fourth Closing
          D-5         Compliance Certificate for the Fifth Closing
          D-6         Compliance Certificate for the Sixth Closing
          D-7         Compliance Certificate for the Seventh Closing
          E           Collaboration Agreement (Kras Products)
          F           Collaboration Agreement (P53 Products)




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                            STOCK PURCHASE AGREEMENT



         THIS PREFERRED STOCK PURCHASE AGREEMENT is made as of the 7th day of October 1994, by and between Introgen Therapeutics, Inc., a Delaware corporation (the "Company"), and Rhone-Poulenc Rorer Pharmaceuticals Inc. (the "Investor").

         THE PARTIES HEREBY AGREE AS FOLLOWS:

          1.      Purchase and Sale of Stock.

                  1.1 Authorization. The Company will authorize the sale and issuance of up to 2,114,100 shares of its Series B Preferred Stock (the "Series B Preferred") having the rights, privileges and preferences as set forth in the Restated Certificate of Incorporation (the "Restated Certificate") in the form attached to this Agreement as Exhibit A.

                  1.2 Sales of Preferred. Subject to the terms and conditions hereof, the Company will issue and sell to the Investor, and the Investor will buy from the Company at the Closings (defined below) set forth in column 2 of the Schedule of Purchases attached hereto as Exhibit B, the number of shares of Series B Preferred set forth in column 3 of the Schedule of Purchases for the aggregate purchase price set forth in column 4 of the Schedule of Purchases (The aggregate shares of Preferred Stock to be sold to the Investor hereunder are hereinafter referred to as the "Shares"). The Shares shall be issued to the entity listed in Column 1 of the Schedule of Purchases.


                  1.3 Seven Closings. The purchase and sale of the Shares shall occur in seven installments. The first 525,000 shares (the "First Installment") of the Company's Series B Preferred to be sold and purchased hereunder shall be sold at the First Closing (as defined below). An additional 200,735 shares (the "Second Installment") of the Company's Series B Preferred to be sold and purchased here under shall be sold and purchased at the Second Closing (as defined below). An additional 200,735 shares (the "Third Installment") of the Company's Series B Preferred Stock to be sold and purchased hereunder shall be sold and purchased at the Third Closing (as defined below). An additional [*] shares (the "Fourth Installment") of the Company's Series B Preferred to be sold and purchased hereunder shall be sold and purchased at the Fourth Closing (as defined below). An additional [*] shares (the "Fifth Installment") of the Company's Series B Preferred to be sold and purchased hereunder shall be sold and purchased at the Fifth Closing (as defined below). An additional [*] shares (the "Sixth Installment") of the Company's Series B Preferred to be sold and purchased hereunder shall be sold and purchased at the Sixth Closing (defined below). An additional [*] shares (the "Seventh Installment") of the Company's Series B Preferred to be sold and purchased hereunder shall be sold and purchased at the Seventh Closing (defined below). The issuance of the First, Second, Third, Fourth, Fifth, Sixth and Seventh Installments shall be subject to satisfaction of the conditions precedent to the First, Second, Third, Fourth, Fifth, Sixth and Seventh Closings, respectively, described herein.

          2.      Closing Dates; Delivery.

                  2.1 First Closing Date. The closing of the First Installment hereunder shall be held at the offices of Wilson, Sonsini, Goodrich & Rosati, a Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304 at 3:00 p.m., local time, on October 7, 1994 or at such other time and place upon which the Company and the Investor shall agree (the "First Closing"). The date of the First Closing is hereinafter referred to as the "First Closing Date."

                  2.2 Second Closing Date. The closing of the Second Installment hereunder will take place as soon as practicable after the Company provides to the Investor a certificate in the form attached hereto as Exhibit D-2 at such place as the Company and Investors shall agree (the "Second Closing"). Should the conditions precedent to the Second Closing specified in Section 7 hereof not be satisfied or waived in writing by the Investor within twelve months of the First Closing, the Investor's obligation to buy the Second Installment and the Company's obligation to sell the Second Installment shall terminate. The date of the Second Closing is hereinafter referred to as the "Second Closing Date."

                  2.3 Third Closing Date. The closing of the Third Installment hereunder will take place as soon as practicable after the Company provides to the Investor a certificate in the form attached hereto as Exhibit D-3, at such place as the Company and the Investors shall agree (the "Third Closing"). Should the conditions precedent to the Third Closing specified in Section 9 hereof not be satisfied or waived in writing by the Investor within twenty-four months of the First Closing, the Investor's obligation to buy the Third Installment and the Company's obligation to sell the Third Installment shall terminate. The date of the Third Closing is hereinafter referred to as the "Third Closing Date."

                  2.4 Fourth Closing Date. The closing of the Fourth Installment hereunder will take place as soon as practicable after the Company provides to the Investor a certificate in the form attached hereto as Exhibit D-4, at such place as the Company and


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



the Investor shall agree (the "Fourth Closing"). Should the conditions precedent to the Fourth Closing specified in Section 11 hereof not be satisfied or waived in writing by the Investor by January 15, 1997, the Investor's obligation to buy the Fourth Installment and the Company's obligation to sell the Fourth Installment shall terminate. The date of the Fourth Closing is hereinafter referred to as the "Fourth Closing Date."

                  2.5 Fifth Closing Date. The closing of the Fifth Installment hereunder will take place as soon as practicable after the Company provides to the Investor a certificate in the form attached hereto as Exhibit D-4, at such place as the Company and the Investor shall agree (the "Fifth Closing"). Should the conditions precedent to the Fifth Closing specified in Section 13 hereof not be satisfied or waived in writing by the Investor by January 15, 1997, the Investor's obligation to buy the Fifth Installment and the Company's obligation to sell the Fifth Installment shall terminate. The date of the Fifth Closing is hereinafter referred to as the "Fifth Closing Date."

                  2.6 Sixth Closing Date. The closing of the Sixth Installment hereunder will take place as soon as practicable after the Company provides to the Investor a certificate in the form attached hereto as Exhibit D-5, at such place as the Company and the Investor shall agree (the "Sixth Closing"). Should the conditions precedent to the Sixth Closing specified in Section 15 hereof not be satisfied or waived in writing by the Investor by June 15, 1999, the Investor's obligation to buy the Sixth Installment and the Company's obligation to sell the Sixth Installment shall terminate. The date of the Sixth Closing is hereinafter referred to as the "Sixth Closing Date."

                  2.7 Seventh Closing Date. The closing of the Seventh Installment hereunder will take place as soon as practicable after the Company provides to the Investor a certificate in the form attached hereto as Exhibit D-6, at such place as the Company and the Investor shall agree (the "Seventh Closing"). Should the conditions precedent to the Seventh Closing specified in
Section 17 hereof not be satisfied or waived in writing by the Investor by June 15, 1999, the Investor's obligation to buy the Seventh Installment and the Company's obligation to sell the Seventh Installment shall terminate. The date of the Seventh Closing is hereinafter referred to as the "Seventh Closing Date." The First Closing, the Second Closing, the Third Closing, the Fourth Closing, the Fifth Closing, the Sixth Closing and the Seventh Closing shall be individually referred to as a "Closing" and collectively referred to as "Closings."



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                  2.8 Delivery. At each Closing, the Company will deliver to the
Investor at such Closing a certificate, registered in the Investor's name, representing the number of shares of Series B Preferred to be purchased by the Investor at such Closing as specified in the Schedule of Purchases, against payment of the purchase price therefor by check payable to the Company, by surrender and cancellation of outstanding notes of the Company and/or by wire transfer per the Company's wiring instructions.

          3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor that, except as set forth on a Schedule of Exceptions attached hereto as Exhibit C, which exceptions shall be deemed to be representations and warranties as if made hereunder:

                  3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement and to sell the Shares and carry out the other transactions contemplated hereunder. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

                  3.2 Capitalization. The authorized capital of the Company consists, or will consist prior to the First Closing, of:

                               (a)    5,125,523 shares of Preferred Stock
("Preferred Stock"), of which 3,011,423 shares have been designated Series A Preferred Stock and 2,114,100 shares have been designated Series B Preferred Stock. Prior to the First Closing, there will be 3,011,423 shares of issued and outstanding Series A Preferred Stock and no issued or outstanding shares of Series B Preferred Stock. The rights, privileges and preferences of the Series A and the Series B Preferred Stock are as stated in the Restated Certificate.

                               (b)    10,000,000 shares of Common Stock ("Common
Stock"), of which 2,036,132 shares are issued and outstanding.

                               (c)    Except as set forth in this Agreement and
the Exhibits hereto, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock or any other securities of the Company.


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                               (d)    Except as set forth in this Agreement and
the Exhibits hereto, the Company is not a party to or is not subject to any agreement or understanding relating to, and to the Company's knowledge there is no agreement or understanding between any persons and/or entities which affects or relates to, the voting of shares of capital stock of the Company or the giving of written consents by a shareholder or director of the Company.

                  3.3 Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.

                  3.4 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Series B Preferred sold hereunder and the Common Stock issuable upon conversion of the Series B Preferred has been taken or will be taken prior to the Closing. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and similar laws affecting creditor rights.

                  3.5          Valid Issuance of Preferred and Common Stock.

                               (a)    The Series B Preferred purchased by the
Investors hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and not subject to any preemptive rights, rights of first refusal or other similar rights imposed by the Company, and will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Series B Preferred has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate, shall be duly and validly issued, fully paid and nonassessable, free of any liens or encumbrances and not subject to any preemptive rights, rights of first refusal or other similar rights imposed by the Company, and issued in compliance with all applicable federal and state securities laws.

                               (b)    The outstanding shares of Common Stock and
Series A Preferred Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws.



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



                  3.6 Liabilities. The Company has not incurred any indebtedness for money borrowed or any other liabilities (absolute, accrued or contingent) in excess of $10,000 individually or $50,000 in the aggregate.

                  3.7 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for registration or qualification, or taking such action to secure exemption from such registration or qualification, under applicable state or federal securities laws, which actions shall be taken on a timely basis as may be required.

                  3.8 Litigation. There is no action, suit, proceeding or investigation pending or currently threatened against the Company which questions the validity of this Agreement or the right of the Company to enter into it, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (on any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

                  3.9 Employees. The Company is not aware, nor has a third party asserted to the Company, that any of its employees is obligated under any contract (including licenses, covenants or contracts of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the


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



terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated.

                  3.10 Patents and Trademarks. The Company has sufficient title and ownership of all trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights, processes, and, to its knowledge, patents, necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

                  3.11         Compliance with Other Instruments.

                               (a)    The Company is not in violation or default
of any provisions of its Certificate of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company, and, to its knowledge, there is no such provision which materially and adversely affects the business of the Company or its properties or assets. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

                               (b)    The Company has avoided every condition,
and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution or other agreement.



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



                  3.12         Agreements; Action.

                           (a) Except for agreements explicitly contemplated
hereby, there are no agreements, understandings, transactions or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof, and none of any such individuals or entities have any interest in any party to any such agreement, understanding, transaction or proposed transaction.

                           (b) There are no agreements, understandings,
instruments, contracts transactions or proposed transactions to which the Company is a party or by which it is bound which involve (i) obligations of, or payments to the Company in excess of $5,000, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company.

                           (c) The Company has not (i) declared or paid any
dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $10,000 or in excess of $50,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than in the ordinary course of business.

                           (d) The Company is not a party to and is not bound by
any contract, agreement or instrument, or subject to any restriction under its Restated Certificates or Bylaws, which materially adversely affects its business as now conducted or as proposed to be conducted.

                  3.13 Disclosure. The Company has fully provided the Investor with all the information which the Investor has requested for deciding whether to purchase the Shares and all information which the Company believes is reasonably necessary to enable the Investor to make such decision. Neither this Agreement nor any other statements or certificates made or delivered in connection herewith or otherwise provided to the Investor, when taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

                  3.14 Registration Rights. Except as provided in Section 20 of this Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

                  3.15 Title to Property and Assets. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

                  3.16 Financial Statements. The Company has delivered to the Investor its unaudited financial statements (balance sheet and profit and loss statement) at December 31, 1993 and for the fiscal year then ended (respectively), and its unaudited financial statements (balance sheet and profit and loss statement) as at and for the eight-month period ended August 31, 1994 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that the Financial Statements are prepared on a cash basis and do not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal audit adjustments. Except as set forth in the Financial Statements and in the material agreements listed in the Schedule of Exceptions, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to August 31, 1994 and
(ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

                  3.17 Employee Benefit Plans. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

                  3.18 Tax Returns, Payments and Elections. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 341(f) or Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets.

                  3.19 Insurance. The Company has in full force and effect fire, casualty and liability insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

                  3.20 Labor Agreements and Actions. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company is terminable at the will of the Company.

                  3.21 Real Property Holding Corporation. The Company is not, and has not been at any time a "United States real property holding corporation" as defined in Section 897 of the Internal Revenue Code of 1986, as amended.

                  3.22 Offering. Subject in part on the accuracy of the Investor's representations set forth in Section 4 of this Agreement, the offer, sale and issuance of the Shares to be issued in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Act"), and from all applicable state registration or qualification requirements.

         4. Representations and Warranties of the Investor. The Investor hereby represents and warrants the following:

                  4.1 Authorization. This Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and similar laws affecting creditor rights.

                  4.2 Purchase Entirely for Own Account. This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Series B Preferred to be received by the Investor and the Common Stock issuable upon conversion of the Series B Preferred Stock (collectively, the "Securities") will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. Each Investor represents that it has full power and authority to enter into this Agreement.

                  4.3 Disclosure of Information. The Investor has received all the information it considers necessary or appropriate for deciding whether to purchase the Series B Preferred hereunder. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series B Preferred. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Investor to rely thereon.

                  4.4 Investment Experience. The Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, and bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series B Preferred hereunder.

                  4.5 Restricted Securities. The Investor understands that the shares of Series Preferred it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a trans-action not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

                  4.6 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Series B Preferred purchased hereunder or Common Stock issuable upon the conversion of the Series B Preferred, unless and until:

                               (a)    There is then in effect a Registration
Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                               (b)    (i) The Investor shall have notified the
Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act.

                               (c)    Notwithstanding the provisions of
paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor pursuant to Rule 144 if such Investor makes the factual representations reasonably requested by the Company indicating the availability of the exemption provided by Rule 144.

                  4.7 Legends. It is understood that the certificates evidencing the Series B Preferred and the Common Stock issuable upon conversion thereof, may bear one or all of the following legends:

                               (a)    "These securities have not been registered
under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required under the Securities Act of 1933."

                               (b)    Any legend required by applicable state
securities laws.

         5. Conditions to First Closing of Investor. The Investor's obligation to purchase the First Installment at the First Closing is, at the option of each Investor, subject to the fulfillment as of the First Closing Date of the following conditions:

                  5.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the First Closing Date.

                  5.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the First Closing Date shall have been performed or complied with in all material respects.

                  5.3 Compliance Certificate. The Company shall have delivered to the Investors a certificate of the Company in the form of Exhibit D-1 hereto, executed by the President of the Company, certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

                  5.4 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series B Preferred and the Common Stock issuable upon conversion thereof.

                  5.5 Restated Certificate. The Restated Certificate shall have been filed with the Delaware Secretary of State.

                  5.6 Directors. The Company will have a Board of Directors with six members. Upon the Closing the members of the Company's Board of Directors shall be David G. Nance, Mahendra G. Shah, Ph.D., Austin Long, III, John N. Kapoor, Ph.D., Mark B. Chandler and Thierry Soursac, M.D., Ph.D.

                  5.7 Collaboration Agreements. The Company and the Investor shall have entered into the Collaboration Agreement (Kras Products) in substantially the form of Exhibit E and the Collaboration Agreement (P53 Products) in substantially the form of Exhibit F (these agreements shall be collectively referred to as the "Collaboration Agreements").

          6. Conditions to First Closing of Company. The Company's obligation to sell and issue the First Installment at the First Closing is, at the option of the Company, subject to the fulfillment as of the First Closing Date of the following conditions:

                  6.1 Representations. The representations made by the Investor in Section 4 hereof shall be true and correct when made, and shall be true and correct on the First Closing Date.

                  6.2 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series B Preferred and the Common Stock issuable upon conversion thereof.

                  6.3 Restated Certificate. The Restated Certificate shall have been filed with the Delaware Secretary of State.

          7. Conditions to Second Closing of Investor. The Investor's obligation to purchase the Second Installment at the Second Closing is, at the option of the Investor, subject to the fulfillment as of the Second Closing Date of the following conditions:

                  7.1 [*]

                  7.2 Representations and Warranties. The Representations and Warranties made by the Company in Section 3 hereof, as modified or qualified by the Company in an updated Schedule of Exceptions, shall be true and correct in all material respects as of the Second Closing Date.

                  7.3 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Second Closing Date shall have been performed or complied with in all material respects.

                  7.4 Compliance Certificate. The Company shall have delivered to the Investor a certificate of the Company in the form of Exhibit D-2 hereto, executed by the President of the Company, dated the Second Closing Date, and certifying to the fulfillment of the conditions specified in Sections 7.1, 7.2 and 7.3 of this Agreement.

                  7.5 Collaboration Agreements. The Investor or its affiliate shall not have delivered notice of termination for each of the Collaboration Agreements to the Company, pursuant to Section 18.3.1 of such agreements.

                  7.6 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series B Preferred and the Common Stock issuable upon conversion thereof.

         8. Conditions to Second Closing of Company. The Company's obligation to sell and issue the Second Installment at the Second Closing is, at the option of the Company, subject to the fulfillment as of the Second Closing Date of the following conditions:

                  8.1 Representations. The representations made by the Investors in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Second Closing Date.

                  8.2 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series B Preferred and the Common Stock issuable upon conversion thereof.

                  8.3 Collaboration Agreements. The Investor or its affiliate shall not have delivered notice of termination for each of the Collaboration Agreements to the Company.

         9. Conditions to Third Closing of Investors. The Investor's obligation to purchase the Third Installment at the Third Closing is, at the option of the Investor, subject to the fulfillment as of the Third Closing Date of the following conditions:

                  9.1 [*]

                  9.2 Representations and Warranties. The Representations and Warranties made by the Company in Section 3 hereof, as modified or qualified by the Company in an updated Schedule of Exceptions, shall be true and correct in all respects as of the Third Closing Date.

                  9.3 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Third Closing Date shall have been performed or complied with in all material respects.

                  9.4 Compliance Certificate. The Company shall have delivered to the Investors a certificate of the Company in the form of Exhibit D-3 hereto, executed by the President of the Company, certifying to the fulfillment of the conditions specified in Sections 9.1, 9.2 and 9.3 of this Agreement.

                  9.5 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series B Preferred and the Common Stock issuable upon conversion thereof.

                  9.6 Collaboration Agreements. The Investor or its affiliate shall not have delivered notice of termination for each of the Collaboration Agreements to the Company, pursuant to Section 18.3.1 of such agreements.

         10. Conditions to Third Closing of Company. The Company's obligation to sell and issue the Third Installment at the Third Closing is, at the option of the Company, subject to the fulfillment as of the Third Closing Date of the following conditions:

                  10.1 Representations. The representations made by the Investors in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Third Closing Date.

                  10.2 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series B Preferred Stock and the Common Stock issuable upon conversion thereof.

                  10.3 Collaboration Agreements. The Investor or its affiliate shall not have delivered notice of termination for each of the Collaboration Agreements to the Company.

         11. Conditions to Fourth Closing of Investor. The Investor's obligations to purchase the Fourth Installment at the Fourth Closing is, at the option of the Investor, subject to the fulfillment as of the Fourth Closing Date of the following:

                  11.1         [*]

                  11.2 Representations and Warranties. The Representations and Warranties made by the Company in Section 3 hereof, as modified or qualified by the Company in an updated Schedule of Exceptions, shall be true and correct and all material respects as of the Fourth Closing Date.

                  11.3 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Fourth Closing Date shall have been performed or complied with in all material respects.

                  11.4 Compliance Certificate. The Company shall have delivered to the Investors a certificate of the Company in the form of Exhibit D-4 hereto, executed by the President of the Company, certifying to the fulfillment of the conditions specified in Sections 11.1, 11.2 and 11.3 of this Agreement.

                  11.5 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series B Preferred and the Common Stock issuable upon conversion thereof.

                  11.6 Collaboration Agreements. The Investor or its affiliate shall not have delivered notice of termination for each of the Collaboration Agreements to the Company, pursuant to Section
18.3.1 of such agreements.

          12. Conditions to Fourth Closing of Company. The Company's obligation to sell and issue the Fourth Installment at the Fourth
Closing is, at the option of the Company, subject to fulfillment as of the Fourth Closing Date of the following conditions:

                  12.1 Representations. The representations made by the Investors in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Fourth Closing Date.

                  12.2 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series B Preferred Stock and the Common Stock issuable upon conversion thereof.

                  12.3 Collaboration Agreements. The Investor or its affiliate shall not have delivered notice of termination for each of the Collaboration Agreements to the Company.

          13. Conditions to Fifth Closing of Investor. The Investor's obligations to purchase the Fifth Installment at the Fifth Closing is, at the option of the Investor, subject to the fulfillment as of the Fifth Closing Date of the following:

                  13.1         [*]

                  13.2 Representations and Warranties. The Representations and Warranties made by the Company in Section 3 hereof, as modified or qualified by the Company in an updated Schedule of Exceptions, shall be true and correct and all material respects as of the Fifth Closing Date.

                  13.3 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Fifth Closing Date shall have been performed or complied with in all material respects.

                  13.4 Compliance Certificate. The Company shall deliver to the Investors a certificate of the Company in the form of Exhibit D-4 hereto, executed by the President of the Company, dated the Fifth Closing Date, and certifying to the fulfillment of the conditions specified in Sections 13.1, 13.2 and 13.3 of this Agreement.

                  13.5 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series B Preferred and the Common Stock issuable upon conversion thereof.

                  13.6 Collaboration Agreements. The Investor or its affiliate shall not have delivered notice of termination for each of the Collaboration Agreements to the Company, pursuant to Section 18.3.1 of such agreements.

          14. Conditions to Fifth Closing of Company. The Company's obligation to sell and issue the Fifth Installment at the Fifth
Closing is, at the option of the Company, subject to fulfillment as of the Fifth Closing Date of the following conditions:

                  14.1 Representations. The representations made by the Investors in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Fifth Closing Date.

                  14.2 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series B Preferred Stock and the Common Stock issuable upon conversion thereof.

                  14.3 Collaboration Agreements. The Investor or its affiliate shall not have delivered notice of termination for each of the Collaboration Agreements to the Company.

          15. Conditions to Sixth Closing of Investor. The Investor's obligations to purchase the Sixth Installment at the Sixth Closing is, at the option of the Investor, subject to the fulfillment as of the Sixth Closing Date of the following:

                  15.1 [*]

                  15.2 Representations and Warranties. The Representations and Warranties made by the Company in Section 3 hereof, as modified or qualified by the Company in an updated Schedule of Exceptions shall be true and correct in all material respects as of the Sixth Closing Date.

                  15.3 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Sixth Closing Date shall have been performed or complied with in all material respects.

                  15.4 Compliance Certificate. The Company shall deliver to the Investors a certificate of the Company in the form of Exhibit D-6 hereto, executed by the President of the Company, certifying to the fulfillment of the conditions specified in Sections 15.1, 15.2 and 15.3 of this Agreement.

                  15.5 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series B Preferred and the Common Stock issuable upon conversion thereof.

                  15.6 Collaboration Agreements. The Investor or its affiliate shall not have delivered notice of termination for each of the Collaboration Agreements to the Company, pursuant to Section 18.3.1 of such agreements.

         16. Conditions to Sixth Closing of Company. The Company's obligation to sell and issue the Sixth Installment at the Sixth Closing is, at the option of the Company, subject to fulfillment as of the Sixth Closing Date of the following conditions:

                  16.1 Representations. The representations made by the Investors in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Sixth Closing Date.

                  16.2 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series B Preferred Stock and the Common Stock issuable upon conversion thereof.

                  16.3 Collaboration Agreements. The Investor or its affiliate shall not have delivered notice of termination for each of the Collaboration Agreements to the Company.

         17. Conditions to Seventh Closing of Investor. The Investor's obligations to purchase the Seventh Installment at the Seventh Closing is, at the option of the Investor, subject to the fulfillment as of the Seventh Closing Date of the following:

                  17.1         [*]

                  17.2 Representations and Warranties. The Representations and Warranties made by the Company in Section 3 hereof, as modified or qualified by the Company in an updated Schedule of Exceptions shall be true and correct and all material respects as of the Seventh Closing Date.

                  17.3 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Seventh Closing Date shall have been performed or complied with in all material respects.

                  17.4 Compliance Certificate. The Company shall deliver to the Investor a certificate of the Company in the form of Exhibit D-7 hereto, executed by the President of the Company, certifying to the fulfillment of the conditions specified in Sections 17.1, 17.2 and 17.3 of this Agreement.

                  17.5 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series B Preferred and the Common Stock issuable upon conversion thereof.

                  17.6 Collaboration Agreements. The Investor or its affiliate shall not have delivered notice of termination for each of the Collaboration Agreements to the Company, pursuant to Section 18.3.1 of such agreements.

         18. Conditions to Seventh Closing of Company. The Company's obligation to sell and issue the Seventh Installment at the Seventh Closing is, at the option of the Company, subject to fulfillment as of the Seventh Closing Date of the following conditions:

                  18.1 Representations. The representations made by the Investors in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Seventh Closing Date.

                  18.2 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series B Preferred Stock and the Common Stock issuable upon conversion thereof.

                  18.3 Collaboration Agreements. The Investor or its affiliate shall not have delivered notice of termination for each of the Collaboration Agreements to the Company.

         19. Additional Covenants and Restrictions Regarding the Purchase of Series B Preferred. Notwithstanding the foregoing provisions, the following provisions shall govern the purchase of Series B Preferred pursuant to this
Agreement:

                  19.1         Purchase Price Adjustment.


                               (a) For all Closings which occur after January 1,
1995 and prior to an underwritten public offering of the Common Stock of the Company, the purchase price per share of Series B Preferred indicated on Exhibit B hereto shall be increased (but not decreased) to the price per share (the "Adjusted Purchase Price") paid in the most recent equity financing of the Company, if any, which occurs prior to the applicable Closing and which involves gross proceeds of at least $2,000,000. The adjustment of the price per share shall not reduce the aggregate purchase price indicated on Exhibit B, but shall reduce the number of shares of Series B Preferred Stock purchased to the quotient of the aggregate purchase price indicated for the applicable Closing divided by the Adjusted Purchase Price;



                               (b) At the election of the Investor, the purchase
price per share of Series B Preferred indicated on Exhibit B hereto or the Adjusted Purchase Price calculated pursuant to Section 19.1(a) above, as applicable, may be increased (but not decreased) to a price per share (the "Elected Adjusted Purchase Price") that when divided into the aggregate purchase price indicated on Exhibit B for the applicable Closing would result in the Investor holding no more than 19.9% of the outstanding stock of the Company after such Closing. The adjustment of the purchase price per share shall not reduce the obligation to pay the aggregate purchase price indicated on Exhibit B for any Closing, but shall reduce the number of shares of Series B Preferred Stock to be purchased (possibly to zero).


                  19.2 Acceleration of Purchases Upon a Public Offering. In the event of an underwritten public offering of Common Stock of the Company with aggregate gross proceeds of more than $10,000,000 (an "IPO"):

                               (a)    The Investor shall be obligated to
purchase at the closing of an IPO, the dollar amount of stock indicated on Exhibit B hereto which still remains unpurchased pursuant to the Closings (the "Scheduled IPO Purchase Amount"). The price per share shall be the price per share to the public in the IPO.

                               (b)    Notwithstanding the provisions of
paragraph (a) above, the Investor can reduce the IPO Purchase Amount (x) to 20% of the gross proceeds to be received in the IPO, but not to exceed the lesser of $4,000,000 or such dollar amount of shares that when aggregated with the other shares held by the Investor would amount to 19.9% of the outstanding stock of the Company (calculated on an as-converted to Common Stock basis) following the IPO, in the event that there is reasonable evidence of local efficacy of a Company product in Phase I or later stage clinical trials or (y) to zero, in the event that there is not reasonable evidence of local efficacy of a Company product in Phase I or later stage clinical trials. Such reduced amount shall be referred to as the "Actual IPO Purchase Amount".

                               (c)    In the event that the Investor reduces the
Scheduled IPO Purchase Amount pursuant to paragraph (b) above, then the Investor shall be obligated to pay a sum equal to the Scheduled IPO Purchase Amount less the Actual IPO Purchase Amount; provided, however, that such sum shall only be payable (i) at those times when a purchase of Series B Preferred would have occurred at a Closing, if the Company had not undertaken the IPO and (ii) no payments need be made until the dollar amount of the Series B Preferred that would have been purchased at a Closing or Closings following the date of the IPO (if the Company had not undertaken the IPO) exceeds the Actual IPO Purchase Amount.


                  19.3 Purchase of Outstanding Stock. Up to fifteen percent (15%) of the shares of capital stock of the Company to be purchased at each Closing contemplated by this Agreement and up to fifteen (15%) of the shares to be purchased at an acceleration upon an IPO shall, upon the election of Texas Biomedical Development Partners ("TBDP"), be purchased from TBDP. Such purchases shall be made upon the same terms (including the applicable price per share and conditions to closing) as the purchase of Series B Preferred, except the Investor shall receive shares of Series A Preferred Stock (or Common Stock, in the event that the Series A Preferred Stock has converted to Common Stock) from TBDP. TBDP shall exercise its right to sell such shares at the First Closing. In the event that TBDP wishes to exercise its right to sell such shares at subsequent Closings, it shall do so by delivering a notice of election to the Company and the Investor at least five business days prior to a Closing. Such election shall indicate the number of shares which TBDP wishes to sell and be accompanied by stock certificate(s), representing at least the amount of shares that TBDP wishes to sell, which are duly endorsed for transfer to the Investor.


                  19.4 Purchase of Common Stock. In the event that the Investor is obligated to purchase Series B Preferred Stock at a Closing or upon the acceleration of purchases upon an IPO and the Series B Preferred Stock has converted to Common Stock pursuant to the terms of the Company's Certificate of Incorporation then obligation to purchase and sell Series B Preferred shall be an obligation to purchase and sell Common Stock.

                  19.5 Standstill Agreement. Prior to the date which is five years from the date of the Company's initial public offering, neither the Investor nor any subsidiary, parent corporation or other affiliate of the Investor's shall acquire beneficial ownership of any voting stock in the Company ("Voting Stock"), any securities convertible into or exchangeable for Voting Stock, or any other right to acquire Voting Stock (except, in any case, by way of stock dividends or other distributions or offerings made available to holders of any Voting Stock generally) or authorize or make a tender, exchange or other offer, without the written consent of the Company, if the effect of such acquisition would be to increase the Investor's percentage ownership beyond thirty-two percent (32%) of the voting power of all Voting Stock of the Company.

          20. Registration Rights. The Company covenants and agrees as follows:

                  20.1 Definitions. For purposes of this Section 20:

                               (a)    The term "register," "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

                               (b)     The term "Registrable Securities" means
(1) the Common Stock issuable or issued upon conversion of the Series B Preferred sold pursuant to this Agreement, (2) the Common Stock issuable or issued upon conversion of any Series A Preferred Stock held by individuals and entities who have signed a consent for the purpose of being bound by this
Section 20, (3) any Common Stock held by individuals and entities who have signed a consent for the purposes of being bound by this Section 20 and (4) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Preferred Stock, Series B Preferred Stock, or Common Stock, excluding in all cases, however, (i) any Registrable Securities sold by a person in a transaction in which his rights under this Section 20 are not assigned, or
(ii) any Registrable Securities sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

                               (c)    The number of shares of "Registrable
Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                               (d) The term "Holder" means any person owning or
having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 20.13 hereof; and

                               (e) The term "Form S-3" means such form under the
Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                               (f) The term "Act" shall mean the Securities Act
of 1933, as amended.

                  20.2         Request for Registration.

                               (a) If the Company shall receive at any time
after December 31, 1998, either (i) a written request from the Holders of at least fifty percent (50%) of the Registrable Securities

(including securities convertible into Registrable Securities) then outstanding that the Company file a registration statement under the Act covering the registration of at least forty percent (40%) of the Registrable Securities (or a lesser percentage if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $10,000,000) or (ii) a written request from the Investor that the Company file a registration statement under the Act covering the registration of at least sixty percent (60%) of the Registrable Securities held by the Investor (or a lesser percentage if the anticipated aggregate offering price, net of underwriting discounts and commissions would exceed $10,000,000), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsections 20.2(b) and (c), effect as soon as practicable, and in any event within 120 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within 20 days of the mailing of such written notice by the Company.

                               (b) Notwithstanding the foregoing, the Company
shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to subsection 20.2(a):

                                      (i)    During the period starting with the
date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                                      (ii) After the Company has effected two
registrations pursuant to subsection 20.2(a) (i) (if the request is being made pursuant to subsection 20.2(a)(i)), and such registration has been declared or ordered effective, or after the Company has effected a single registration pursuant to subsection 20.2(a)(ii) (if the request is being made pursuant to subsection 20.2(a)(ii)) and such registration has been declared or ordered effective;

                                      (iii) If the Company shall furnish to such
Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its share-holders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under subsection 20.2(a) shall be deferred for a period not to exceed 120 days from the date of receipt of written request from the Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

                               (c) If the Holders initiating the registration
request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 20.2 and the Company shall include such information in the written notice referred to in subsection 20.2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Holders requesting the registration and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 20.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Holders requesting the registration and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 20.2, if the underwriter advises the Holders requesting the registration that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from such underwriting.

                  20.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substan-tially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of written notice by the Company, the Company shall, subject to the provisions of Section 20.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

                  20.4 Obligations of the Company. Whenever required under this
Section 20 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                               (a) Prepare and file with the SEC a registration
statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to sixty (60) days.

                               (b) Prepare and file with the SEC such amendments
and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                               (c) Furnish to the Holders such numbers of copies
of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                               (d) Use its best efforts to register and qualify
the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                               (e) In the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                               (f) Notify each Holder of Registrable Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                               (g) Furnish, at the request of any Holder
requesting registration of Registrable Securities pursuant to this Section 20, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 20, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                  20.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 20 with respect to the Registrable Securities of any selling Holder that such holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                  20.6 Expenses of Demand Registration. All expenses, other than underwriting discounts and commissions and any fees and expenses of a special counsel of a selling stockholder, incurred in connection with registrations, filings or qualifications pursuant to Section 20.2, including (without limitation) all registration, federal and state filing and qualification fees and expenses, printers' and accounting fees and fees and disbursements of counsel for the Company, shall be paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 20.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 20.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 20.2. The Company's obligations under this 20.6 shall apply to each registration pursuant to Section 20.2.

                  20.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 20.3 for each Holder (which right may be assigned as provided in Section 20.13), including (without limitation) all registration, filing, qualification, printers and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities and any fees or expenses of a special counsel of a selling stockholder.

                  20.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 20.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as is provided for herein. If the underwriters determine that marketing factors require a limitation of the number of shares to be underwritten, the underwriters may limit the number of Registrable Securities to be included in the registration on a pro-rata basis, or may exclude Registrable Securities entirely from such registration (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall any shares being sold by a stockholder exercising a demand registration right similar to that granted in
Section 20.2 be excluded from such offering. For purposes of apportionment, any selling stockholder which is a Holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder", as defined in this sentence.

                  20.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 20.

                  20.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 20:

                               (a) To the extent permitted by law, the Company
will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 20.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                               (b) To the extent permitted by law, each selling
Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 20.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 20.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 20.10(b) exceed the gross proceeds from the offering received by such Holder.

                               (c) Promptly after receipt by an indemnified
party under this Section 20.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 20.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 20.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 20.10.

                               (d) The obligations of the Company and Holders
under this Section 20.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 20, and otherwise.

              20.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                               (a) make and keep public information available,
as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                               (b) take such action, including the voluntary
registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                               (c) file with the SEC in a timely manner all
reports and other documents required of the Company under the Act and the 1934 Act; and

                               (d) furnish to any Holder, so long as the Holder
owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC (exclusive of Rule 144A) which permits the selling of any such securities without registration or pursuant to such form.

              20.12 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to shares of Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000 all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                               (a) promptly give written notice of the proposed
registration, and any related qualification or compliance, to all other Holders; and

                               (b) as soon as practicable, effect such
registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this
Section 20.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 20.12; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; or (4) in any particular juris-diction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                               (c) Subject to the foregoing, the Company shall
file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with the registrations requested pursuant to Section 20.12, (exclusive of underwriting discounts and commissions and any fees and expenses of a special counsel to a selling shareholder) shall be paid by the Company.

              20.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 20 may be assigned by a Holder to a transferee or assignee of such securities who acquires
(i) at least 300,000 shares of Registrable Securities, or (ii) all shares of Registrable Securities then held by such Holder if such Holder transfers all such Registrable Securities to a single entity, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and the address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. Notwithstanding the above, such rights may be assigned by a Holder to a limited partner or general partner of the Holder regardless of the number of shares acquired by such transferee.

              20.14 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement (other than an amendment to this agreement or supplemental agreement effected in accordance with Section 20.16 of this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed pursuant to Section 20.2 hereof, unless under the terms of such agreement such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders which are included in any such registration or (b) to make a demand registration which could result in such registration being declared effective prior to the earlier of either of the dates set forth in subsection 20.2(a) or within six months of the effective date of any registration effected pursuant to Section 20.2.

              20.15 "Market Stand-Off" Agreement. Each holder of securities which are or at one time were Registrable Securities (or which are or were convertible into Registrable Securities) hereby agrees that, during a period not to exceed 180 days, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock or Preferred Stock of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

                               (a) such agreement shall be applicable only to
the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

                               (b) all officers and directors of the Company,
and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

                  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

              20.16 Amendment of Registration Rights and Information Rights. Any provision of Sections 20 and 21 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the holders of at least sixty-seven percent (67%) of the Registrable Securities then outstanding and the holders of a majority of the Series B Preferred Stock then outstanding, and with the same consent the Company may enter into a supplemental agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of Sections 20 or 21. Any amendment, waiver or supplemental agreement effected in accordance with this Section 20.16 shall be binding upon each holder of any securities which are or at one time were Registrable Securities (or which are or were convertible into Registrable Securities), each future holder of all such securities, and the Company.

              20.17 Termination of Registration Rights. No stockholder shall be entitled to exercise any right provided for in this Section 20 after six (6) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial underwritten offering of its securities to the general public.

          21.     Covenants of the Company.

                  21.1 Delivery of Financial Statements. The Company shall deliver to each Holder which holds 300,000 shares of Registrable Securities:

                               (a)    as soon as practicable, but in any event
within ninety (90) days after the end of each fiscal year of the Company, statements of operations and cash flow for such fiscal year, a balance sheet of the Company as of the end of such year, and a schedule as to the sources and applications of funds for such year, all in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                               (b)    as soon as practicable, but in any event
within forty-five (45) days of the end of each quarter, an unaudited statement of operations and balance sheet for and as of the end of such quarter, in reasonable detail and prepared in accordance with GAAP, subject to year end audit adjustments and the absence of footnotes;

                               (c)    as soon as practicable, but in any event
within thirty (30) days of the end of each month (commencing six calendar months from the first Closing), an unaudited statement of operations and balance sheet for and as of the end of such month, in reasonable detail and prepared in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes; and

                               (d) such other information relating to the
financial condition, business, prospects or corporate affairs of the Company as the Holder may from time to time request, provided, however, that the Company shall not be obligated to provide information which it deems in good faith to be proprietary unless such Investor or assignee of such Investor agrees in writing to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided.

                  21.2 Assignment of Rights to Financial Information. The rights granted pursuant to Section 21.1 may not be assigned or otherwise conveyed by any Holder or by any subsequent transferee of any such rights without the prior written consent of the Company; provided, however, that any Holder may assign to any transferee, other than a competitor of the Company, and after giving notice to the Company, the rights granted pursuant to Section
21.1 to (i) a transferee who acquires at least 300,000 shares of Registrable Securities.

                  21.3 Termination of Covenants. The covenants set forth in
Section 21.1 shall terminate as to Holders when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the Securities Exchange Act of 1934, whichever event shall first occur.

          22.     Investor's Right of First Refusal.

                  22.1 Right of First Refusal. As more specifically set forth below, the Company hereby grants to the Investor the right of first refusal to purchase, pro rata, all or any part of New Securities (as defined in this Section 22.1) which the Company may, from time to time, propose to sell and issue. A pro rata share, for purposes of this right of first refusal, is the ratio that the sum of the number of shares of Common Stock and Common Stock issuable upon conversion of the Series B Preferred then held by the Investor bears to the sum of the total number of shares of Common Stock then outstanding and the number of shares of Common Stock issuable upon conversion of the then outstanding Preferred Stock.

                               (a) Except as set forth below, "New Securities"
shall mean any shares of Common Stock or Preferred Stock of the Company, whether now authorized or not, and rights, options or warrants to purchase shares of Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into shares of Common Stock or Preferred Stock. Notwithstanding the foregoing, "New Securities" does not include (i) the Preferred purchased under this Agreement, including Common Stock issuable upon conversion of the Series B Preferred, (ii) securities offered to the public generally pursuant to a registration statement or pursuant to Regulation A under the Act, (iii) securities issued pursuant to the acquisition of or strategic partnering with another corporation by the Company by merger, purchase of substantially all of the assets, licensing arrangement, joint venture arrangement or other transaction, (iv) employees, officers and directors of, and consultants, customers, and vendors to, the Company, pursuant to any arrangement approved by the Board of

Directors of the Company, (v) stock issued pursuant to any rights or agreements, including without limitation convertible securities, options and warrants, provided that the rights of first refusal established by this Section 22.1 apply with respect to the initial sale or grant by the Company of such rights or agreements, (vi) stock issued in connection with any stock split, stock dividend or recapitalization by the Company.

                               (b) In the event the Company proposes to
undertake an issuance of New Securities, it shall give the Investor written notice of its intention, describing the type of New Securities, and the price and terms upon which the Company proposes to issue the same. The Investor shall have 20 days from the date of receipt of any such notice to agree to purchase up to its pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

                               (c) In the event the Investor fails to exercise
the right of first refusal within the 20 day period, the Company shall have 120 days thereafter to enter into an agreement to sell the New Securities not elected to be purchased by the Investor at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not entered into an agreement to sell the New Securities within the 120 day period, the Company shall not thereafter issue or sell any New Securities, without first offering such securities in the manner provided above.

                               (d) The right of first refusal granted under this
Agreement shall expire upon the closing of the first public offering of the Common Stock of the Company to the general public which is effected pursuant to a registration statement filed with, and declared effective by, the SEC under the Act.

                               (e) The right of first refusal hereunder is not
assignable except by the Investor.

          23.     Investor's Board Representation.

                  23.1 Amendment to Certificate of Incorporation. The Company shall not amend its Certificate of Incorporation to eliminate the right of the holders of Series B Preferred Stock to select a member of the Company's Board of Directors, without the consent of the holders of at least a majority of the Series B Preferred Stock.

                  23.2 Scientific Advisory Board. The holders of Series B Preferred Stock shall be entitled to appoint a member to the Company's Scientific Advisory Board who is reasonably acceptable to the Company.


                  23.3 Post Conversion. Following a conversion of Series B Preferred Stock into Common Stock and provided that the Investor is still holding at least fifteen percent (15%) of the outstanding stock of the Company, the Company shall (i) include a nominee of the Investor who is reasonably acceptable to the Company in its recommended slate for the Board of Directors and shall utilize the same degree of effort to have such nominee elected as it utilizes to have the other members of the slate elected, and (ii) include a nominee of the Investor who is reasonably acceptable to the Company upon the Company's Scientific Advisory Board.

          24.     Miscellaneous.

                  24.1 Survival of Warranties. The warranties, representations and covenants of the Company and the Investor contained in this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

                  24.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  24.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

                  24.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  24.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  24.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, or other courier service, postage prepaid and addressed to the party to be notified at the address indicated for such party in the Company's stock records or in the case of the Company on the first page of this Agreement, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                  24.7 Finder's Fee. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                  24.8 Expenses. Each party shall pay its own fees and expenses with respect to this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Restated Articles, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  24.9 Amendments and Waivers. Any term of this Agreement (except those set forth in Sections 20 and 21) may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Amendments, waivers and supplemental agreements relating to Sections 20 and 21 hereof shall be governed by the provisions of Section 17.16 hereof.

              24.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

              24.11 Aggregation of Stock. All shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                           INTROGEN THERAPEUTICS, INC.


                                           By:      /s/ DAVID NANCE
                                               -----------------------------
                                           Title:            President



                                           RHONE-POULENC RORER
                                             PHARMACEUTICALS INC.


                                           By:      /s/ MICHEL DE ROSEN
                                               -----------------------------
                                           Title:            President

                                    EXHIBIT B

                              SCHEDULE OF PURCHASES



             (1)                   (2)             (3)             (4)

                                                                 Aggregate
                                                 Number of        Purchase
          Investor                Closing          Shares          Price
------------------------          -------        ---------       ----------
Phone-Poulenc Rorer
  International (Holdings) Inc.   First          525,000        $3,003,000.00(1)
  Delaware Corporate Center I     Second         200,735         1,499,490.45
  Suite 114                       Third          200,735         1,499,490.45
  1 Righter Parkway               Fourth            [*]                  [*]
  Wilmington, DE 19803            Fifth             [*]                  [*]
                                  Sixth             [*]                  [*]
                                  Seventh           [*]                  [*]
                                                 ---------            ----------
         TOTAL                                      [*]                  [*]
                                                 ---------            ----------



(1) $500,000 of ;this purchase price was paid prior to closing pursuant to the Letter of Intent between the Company and the Investor dated
         June 15, 1994.

                                    EXHIBIT C

                             SCHEDULE OF EXCEPTIONS

         This Schedule of Exceptions, dated as of October 7, 1994, is made and given pursuant to Section 3 of the Introgen Therapeutics, Inc. Series B and Series B Preferred Stock Purchase Agreement dated October 7, 1994 (the "Agreement"). The Section numbers in this Schedule of Exceptions correspond to the Section numbers in the Agreement; however, any information disclosed herein under any Section number shall be deemed to be disclosed and incorporated into any other Section number under the Agreement where such disclosure would be appropriate. Any terms defined in the Agreement shall have the same meaning when used in this Schedule of Exceptions as when used in the Agreement unless the context otherwise requires.

3.6      Liabilities.

         The Company is a party to the following agreements (copies of which have been provided to the Investor) which may result in liabilities in excess of $10,000:

         -        Consulting Agreement with EJ Financinal Enterprises, Inc.

         -        Consulting Agreement with Jack A. Roth, M.D.

         -        Service Agreement with Domecq Technologies, Inc.

         - Sponsored Research Agreements and Clinical Study Agreements with the University of Texas M.D. Anderson Cancer Center.

         -        Genetix License and Materials Transfer Agreement.

         - Patent and Technology License Agreement with the Board of Regents of the University of Texas System.

         Legal fees and expenses due to Wilson & Varner, PC.

         Legal fees and expenses due to Wilson, Sonsini, Goodrich & Rosati, PC.

3.8      Litigation.

         In December 1993, Schering Corporation contacted the Company
         (then known as Intron Therapeutics, Inc.) and asked that the name "Intron", allegedly a Schering trademark, cease to be used by the Company. Schering threatened the Company with trademark infringement litigation. On January 28, 1994, Schering notified the Company that Schering would not file an infringement complaint based upon the Company's representation that the Company would change its name. The Company subsequently changed its name to Introgen Therapeutics, Inc. and has notified Schering of the name change.

         The Company believes there will continue to be significant litigation regarding patent and other intellectual property rights of companies involved in gene therapy.

3.9      Employees.

         The Company entered into a Consulting Agreement with Domecq Technologies, Inc. effective July 1, 1994. The Company acknowledged in the Consulting Agreement that Mr. Nance serves as an officer, director and or trustee of other entities and that it is in the best interest of the Company for Mr. Nance to continue those activities which are deemed by the Company to be not conflicting with the Company's interests.

3.10     Patents and Trademarks.

         The Company's success will depend, in large part, on the strength of its current and future patent position relating to gene therapy. The Company's patent position, like that of others in the gene therapy field, is highly uncertain and involves complex legal and factual questions. The Company is the licensee of certain patents and patent applications of the University of Texas System. Claims made under patent applications may be denied or significantly narrowed and issued patents may not provide significant commercial protection to the Company. There is no assurance that the Company's patents will not be challenged by others, and the Company could incur substantial costs in proceedings before the United States Patent Office, including interference proceedings. These proceedings could also result in adverse decisions as to the priority of the Company's licensed inventions. There can be no assurance that the Company's products do not or will not infringe on the patent or proprietary rights of others, and the Company may be required to obtain additional licenses to the patents, patent applications or other proprietary rights of others. There can be no assurance that any such licenses would be made available on terms acceptable to the Company, if at all.

3.12     Agreement; Action.  The following parties:

                                                                Association with
              Name                                                 the Company
         --------------                                     -----------------------------
         David G. Nance                                     President and Chief Executive
                                                            Officer

         Jack A. Roth, M.D.                                 Consultant and Chairman of the
                                                            Scientific Advisory Board

         Mahendra G. Shah, Ph.D.                            Vice President

         Timothy R. Kelly                                   Chief Financial Officer

         Rodney Varner                                      Secretary

         John N. Kapoor, Ph.D.                              Director

         are associated with the following entities which are also affiliated with the Company.

         - Dr. Kapoor, Dr. Shah and Mr. Kelly are associated with EJ Financial Enterprises, Inc. (a consultant to the Company) and Texas Biomedical Development Partners (a major shareholder of the Company).

         - Mr. Nance is associated with Texas Biomedical Development Partners and Technology Capital Corporation.

         - Rodney Varner is associated with Wilson & Varner PC which provides legal services to the Company.

         - Dr. Roth is an employee of M.D. Anderson Cancer Center which is a component of Regents of the University of Texas System (a Licensor to the Company).

3.13     Disclosure.

         The Company's License Agreement with the Board of Regents of the University of Texas System has been amended. However, such amendment is not legally binding until it has been approved at a meeting of the Board of Regents, and no such approval has been obtained.

3.19     Insurance.

         The Company has no insurance at this time.

3.20     Labor Agreements and Actions.

         The Company is not bound by any labor union agreements, except as may indirectly apply through the Company's agreements with the University of Texas M.D. Anderson Cancer Center ("UTMDACC") related to sponsored research and clinical studies. The Company pays UTMDACC which in turn pays UTMDACC and University of Texas personnel and employees. Some of these personnel and employees may be associated with a state employee labor union or other union.

                                   EXHIBIT D-1




         The undersigned, hereby certifies that:

         1. He is the duly elected and acting President of Introgen Therapeutics, Inc., a Delaware corporation.

         2. The conditions specified in Sections 5.1 and 5.2 of the Series B Preferred Stock Purchase Agreement dated October 1, 1994 have been fulfilled.


         IN WITNESS WHEREOF, the undersigned has executed this certificate as an officer of the Company as of___________________ .




                                                  ______________________________
                                                  __________________, President

                                   EXHIBIT D-2




         The undersigned, hereby certifies that:

         1. He is the duly elected and acting President of Introgen Therapeutics, Inc., a Delaware corporation.

         2. The conditions specified in Sections 7.1, 7.2 and 7.3 of the Series B Preferred Stock Purchase Agreement dated October 1, 1994 have been fulfilled.


         IN WITNESS WHEREOF, the undersigned has executed this certificate as an officer of the Company as of______________________ .




                                                  ______________________________
                                                  __________________, President

                                   EXHIBIT D-3




         The undersigned, hereby certifies that:

         1. He is the duly elected and acting President of Introgen Therapeutics, Inc., a Delaware corporation.

         2. The conditions specified in Sections 9.1, 9.2 and 9.3 of the Series B Preferred Stock Purchase Agreement dated October 1, 1994 have been fulfilled.


         IN WITNESS WHEREOF, the undersigned has executed this certificate as an officer of the Company as of____________________ .





                                                  ______________________________
                                                  __________________, President

                                   EXHIBIT D-4




         The undersigned, hereby certifies that:

         1. He is the duly elected and acting President of Introgen Therapeutics, Inc., a Delaware corporation.

         2. The conditions specified in Sections 11.1, 11.2 and 11.3 of the Series B Preferred Stock Purchase Agreement dated October 1, 1994 have been fulfilled.


         IN WITNESS WHEREOF, the undersigned has executed this certificate as an officer of the Company as of________________________ .




                                                  ______________________________
                                                  __________________, President

                                   EXHIBIT D-5




         The undersigned, hereby certifies that:

         1. He is the duly elected and acting President of Introgen Therapeutics, Inc., a Delaware corporation.

         2. The conditions specified in Sections 13.1, 13.2 and 13.3 of the Series B Preferred Stock Purchase Agreement dated October 1, 1994 have been fulfilled.


         IN WITNESS WHEREOF, the undersigned has executed this certificate as an officer of the Company as of______________ .




                                                  ______________________________
                                                  __________________, President

                                   EXHIBIT D-6




         The undersigned, hereby certifies that:

         1. He is the duly elected and acting President of Introgen Therapeutics, Inc., a Delaware corporation.

         2. The conditions specified in Sections 15.1, 15.2 and 15.3 of the Series B Preferred Stock Purchase Agreement dated October 1, 1994 have been fulfilled.


         IN WITNESS WHEREOF, the undersigned has executed this certificate as an officer of the Company as of________________________ .



                                                  ______________________________
                                                  __________________, President

                                   EXHIBIT D-7




         The undersigned, hereby certifies that:

         1. He is the duly elected and acting President of Introgen Therapeutics, Inc., a Delaware corporation.

         2.       The conditions specified in Section         of the Series
                  B Preferred Stock Purchase Agreement dated October 1, 1994 have been fulfilled.


         IN WITNESS WHEREOF, the undersigned has executed this certificate as an officer of the Company as of_______________________ .




                                                  ______________________________
                                                  __________________, President

                 AMENDMENT NUMBER ONE TO THE SERIES B PREFERRED
                            STOCK PURCHASE AGREEMENT


         This Amendment Number One to the Series B Preferred Stock Purchase Agreement dated October 7, 1994 (the "Purchase Agreement") between Rhone-Poulenc Rorer Pharmaceuticals Inc. ("Investor") and Introgen Therapeutics, Inc. (the "Company") is being entered into as of October 11, 1996. This Amendment shall be void and of no further force or effect in the event that the Company does not close an underwritten initial public offering of Common Stock with aggregate gross proceeds of more than $10,000,000 prior to January 1, 1997 (the "IPO"). The parties hereby agree as follows:

1. Acceleration. The parties acknowledge that upon the IPO, the $11,003,262.10 to be paid upon the Fourth, Fifth, Sixth and Seventh Closings is accelerated, subject to certain limitations, pursuant to
         Section 19.2 of the Purchase Agreement.

2. Initial Public Offering. Investor shall purchase $6,000,000 of Common Stock in a private placement upon completion of the IPO at the price at which the Common Stock is offered to the public.

3. Fourth and Fifth Closings. No amounts shall be due upon satisfaction of the conditions to closing for the Fourth and Fifth Closings, and all references to such Closings in the Purchase Agreement are hereby deleted.

4. Sixth Closing. That Section 15.1 of the Purchase Agreement shall be amended and restated in its entirety to read:
                  "15.1 [*]"

         Upon satisfaction of the conditions to closing for the Sixth Closing Investor shall make a payment of $2,503,262.10 to the Company and not receive any equity.

5. Seventh Closing. No amounts shall be due upon the satisfaction of the conditions to closing for the Seventh Closing, and all references to such Closing in the Purchase Agreement are hereby deleted.


6. October Purchase. If the Investor has not terminated both of the Collaboration Agreements between the parties and the date shall be October 1, 1997, then Investor shall purchase from the Company $2,500,000 worth of Common Stock from the Company in a private placement transaction at the higher of (i) the price to the public in the IPO, or (ii) the average closing price over the [*].


7. For the avoidance of doubt, the provisions of Section 20 of the Purchase Agreement shall apply to the shares purchased under paragraphs 2 and 6.

8. All capitalized terms used in this Amendment that are not otherwise defined herein shall have the meaning defined in the Purchase Agreement.

9. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together, shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the undersigned duly authorized parties have executed this Amendment as of the date set forth above.


INTROGEN THERAPEUTICS, INC.             RHONE-POULENC RORER
                                          PHARMACEUTICALS INC.

By: /s/ DAVID G. NANCE                  By: /s/ TIMOTHY G. ROTHWELL
   --------------------------------        --------------------------------

Title: President and CEO                Title: President
      -----------------------------           -----------------------------




                                       -2-